                                    EXHIBIT A


ITEM 2. IDENTITY AND BACKGROUND

     Set forth below is a list of the partners of Okabena Partnershp K and their respective occupations. The business address for each partner is c/o Okabena Company, 5140 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402-4139. The answer to Item 2(d) and (e) for each partner is negative. Each partner who is a natural person is a United States citizen.


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     NAME OF PARTNER                                  OCCUPATION
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1.   Orchard Trust U/A 5-27-70 LJD, END,              N/A
     RJD, JWD Trustees
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2.   DCD Marital Elect. Inc. Trust                    N/A
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3.   Edward N. Dayton Revocable Trust                 Private Investor
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4.   Edward N. Dayton Exemption Trust                 N/A
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5.   Sherry Ann Dayton                                Private Investor
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6.   Christopher B. Dayton Rev. Tr.                   Private Investor
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7.   End Trust for Christopher                        N/A
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8.   Christopher B. Dayton Excl. Tr.                  N/A
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9.   Martha B. Dayton Revocable Tr.                   N/A
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10.  End Trust for Martha                             N/A
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11.  Martha B. Dayton Exclusion Tr.                   N/A
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12.  Michael K. Dayton Revocable Tr.                  Private Investor
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13.  End Trust for Michael                            N/A
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14.  Michael K. Dayton Exclusion Tr.                  N/A
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15.  Robert J. Dayton Revocable Tr.                   Chief Executive Officer
                                                      (Private Investment
                                                      Company)
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16.  Robert J. Dayton Trust                           N/A
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17.  Robert J. Dayton Exemption Tr.                   N/A
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18.  Joan L. Dayton Revocable Tr.                     Private Investor
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19.  James G. Dayton                                  Architect
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20.  RJD Trust for James                              N/A
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

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     NAME OF PARTNER                                  OCCUPATION
- -------------------------------------------------------------------------------
21.  James G. Dayton Exclusion Tr.                    N/A
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22.  Tobin J. Dayton                                  Environmentalist
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23.  RJD Trust for Tobin                              N/A
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24.  TJD Exclusion Trust                              N/A
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25.  Mae F. Dayton                                    Research Development
                                                      Director
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26.  Scott N. Dayton                                  Retailer
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27.  RJD Trust for Scott                              N/A
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28.  Scott N. Dayton Exclusion Tr.                    N/A
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29.  John W. Dayton Exemption Trust                   N/A
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30.  Chadwick L. Dayton                               Student
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31.  Chadwick L. Dayton Trust                         N/A
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32.  Chadwick L. Dayton Exclus. Tr.                   N/A
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33.  Whitney L. Dayton                                Student
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34.  Whitney Loher Dayton Trust                       N/A
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35.  Whitney L. Dayton Exclusion Tr.                  N/A
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36.  Virginia Y. Dayton Revoc. Tr.                    Private Investor
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37.  Virginia Y. Dayton Term. Trust                   N/A
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38.  Mark B. Dayton                                   State Auditor
                                                      State of Minnesota
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39.  Brandt N. Dayton                                 President, Brandt N.
                                                      Dayton & Co. (Art Dealer)
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40.  BND 1978 Family Trust                            N/A
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41.  BBD 1966 Trust for BND                           N/A
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42.  Christian B. Dayton                              Therapist
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43.  Marina B. Dayton                                 Minor
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44.  Marina Bliss Dayton Trust                        N/A
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45.  Alexander B. Dayton                              Minor
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46.  Alexander B. Dayton Trust                        N/A
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     NAME OF PARTNER                                  OCCUPATION
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47.  Lucy B. Dayton                                   Veterinarian
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48.  LBD 1985 Family Trust                            N/A
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49.  BBD 1966 Trust for LBD                           N/A
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50.  Lucy B. Dayton 1990 Term Trust                   N/A
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51.  Margaret Bliss O'Keefe                           Minor
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52.  Margaret Bliss O'Keefe Trust                     N/A
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53.  Angus Dayton O'Keefe Trust                       N/A
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54.  Catherine Greer O'Keefe Trust                    N/A
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55.  Anne D. Buxton                                   Artist
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56.  BBD Trust for ADB                                N/A
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57.  ADB & RMB Term Trust                             N/A
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58.  Nicholas Sherman Buxton Trust                    N/A
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59.  Henry M. Buxton Irrev. Trust                     N/A
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60.  Wallace C. Dayton Revocable Tr.                  Private Investor
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61.  WCD 1978 Grandchildren's Trust                   N/A
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62.  Mary Lee Dayton Revocable Tr.                    Private Investor
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63.  Sally D. Clement Revocable Tr.                   Therapist
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64.  1983 SDC Children's Trust                        N/A
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65.  SDC-SMC 1985 Char. Term Trust                    N/A
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66.  Stephen M. Clement III                           Educator
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67.  Theodore D. Clement                              Minor
- -------------------------------------------------------------------------------
68.  Theodore D. Clement Trust                        N/A
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69.  Theodore D. Clement Exclus. Tr.                  N/A
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70.  Winston W. Clement                               Minor
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71.  Winston W. Clement Trust                         N/A
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72.  Winston W. Clement Exclus. Tr.                   N/A
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73.  Ellen D. Sturgis Revocable Tr.                   Private Investor
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

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     NAME OF PARTNER                                   OCCUPATION
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74.  EDS 1978 Family Trust                            N/A
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75.  Ellen 1985 Char. Term Trust                      N/A
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76.  Sheldon S. Sturgis Revoc. Tr.                    President, ESCO
                                                      Industries
- -------------------------------------------------------------------------------
77.  Matthew D. Sturgis                               Minor
- -------------------------------------------------------------------------------
78.  Matthew D. Sturgis Trust                         N/A
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79.  Matthew D. Sturgis Exclus. Tr.                   N/A
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80.  Katherine L. Sturgis                             Private Investor
- -------------------------------------------------------------------------------
81.  Katherine L. Sturgis Trust                       N/A
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82.  Katherine L. Sturgis Excl. Tr.                   N/A
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83.  Rosamond G. Sturgis                              Minor
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84.  Rosamond G. Sturgis Trust                        N/A
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85.  Rosamond G. Sturgis Excl. Tr.                    N/A
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86.  Katherine D. Nielsen Revoc. Tr.                  Private Investor
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87.  KDN 1980 Family Trust                            N/A
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88.  Katherine 1984 Char. Term Trust                  N/A
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89.  Stuart A. Nielsen                                Artist
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90.  Samuel D. Richardson                             Minor
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91.  Samuel D. Richardson Trust                       N/A
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92.  Samuel D. Richardson Excl. Tr.                   N/A
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93.  Olivia Maren Nielsen                             Minor
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94.  Olivia M. Nielsen Irrev. Trust                   N/A
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95.  Elizabeth D. Dovydenas                           Private Investor
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96.  EDD 1980 Family Trust                            N/A
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97.  John D. Dovydenas                                Minor
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98.  John D. Dovydenas Exclusion Tr.                  N/A
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99.  Elena L. Dovydenas                               Minor
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100. Elena L. Dovydenas Exclus. Tr.                   N/A
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

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     NAME OF PARTNER                                  OCCUPATION
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101. K.N. Dayton Recovable Trust                      Private Investor
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102. 1983 Oakleaf Trust U/A 11-1-83                   N/A
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103. Julia W. Dayton Revocable Tr.                    Private Investor
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104. C.J. Winton Trust U/A 8-1-35                     N/A
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105. Judson M. Dayton Revocable Tr.                   Private Investor
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106. JMD 1985 Family Trust                            N/A
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107. KND 1966 Trust for C&D                           N/A
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108. JMD 1985 Charitable Term Trust                   N/A
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109. EJD 1988 Term Trust                              N/A
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110. Caroline Avery Dayton                            Minor
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111. Caroline Avery Dayton Trust                      N/A
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112. Caroline A. Dayton Exclus. Tr.                   N/A
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113. Davis Winton Dayton Trust                        N/A
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114. Davis W. Dayton Exclusion Tr.                    N/A
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115. Duncan N. Dayton Revocable Tr.                   Real Estate Developer
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116. DND 1990 Family Trust                            N/A
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117. KND 1966 Trust for DND                           N/A
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118. Duncan N. Dayton Term Trust                      N/A
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119. Katharine L. Kelly Revoc. Tr.                    Private Investor
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120. Douglas J. Dayton Revocable Trust                President, Dade, Inc.
                                                      (Medical Technology)
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121. David D. Dayton Revocable Tr.                    Engineer, MTS Systems
                                                      (Engineering Firm)
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122. Newton Family Trust                              N/A
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123. Newton Term Trust                                N/A
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124. Vanessa D. Dayton Revocable Trust                Pathologist
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125. Isaac N. Dayton Irrev. Trust                     N/A
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126. Caleb F. Dayton Irrev. Trust                     N/A
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

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     NAME OF PARTNER                                  OCCUPATION
- -------------------------------------------------------------------------------
127. Steven J. Melander-Dayton Rev.                   Private Investor
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128. SJMD 1985 Family Trust                           N/A
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129. SJMD 1985 Char. Term Trust                       N/A
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130. A.M. Melander-Dayton Trust                       N/A
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131. D.J. Melander-Dayton Trust                       N/A
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132. Jaclyn Melander Irrev. Trust                     N/A
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133. Allison Melander Irrev. Trust                    N/A
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134. Bruce C. Dayton Revocable Tr.                    Chef
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135. Pamela W. Ritz                                   Private Investor
- -------------------------------------------------------------------------------
136. Margot S. Ritz Irrev. Trust                      N/A
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137. Charlotte A. Ritz Irrev. Trust                   N/A
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138. Nicholas J. Braun Irrev. Trust                   N/A
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139. Christopher D. Braun Ir. Trust                   N/A
- -------------------------------------------------------------------------------
140. Deeann L. Thompson                               Specialty Retailer
- -------------------------------------------------------------------------------
141. Bruce C. Lueck                                   President and Sole
                                                      Director
                                                      Okabena Investment
                                                      Services, Inc.
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142. Bruce C. Lueck - Service Ptnr.                   President and Sole
                                                      Director
                                                      Okabena Investment
                                                      Services, Inc.
- -------------------------------------------------------------------------------
143. Gary S. Kohler                                   Vice-President
                                                      Okabena Investment
                                                      Services, Inc.
- -------------------------------------------------------------------------------
144. Gary S. Kohler - Service Partner                 Vice-President
                                                      Okabena Investment
                                                      Services, Inc.
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145. GND 1936 Trust for DCD                           N/A
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146. DCD Trust Under Will                             N/A
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147. DCD 1966 Charitable Trust                        N/A
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148. DCD 1967 Charitable Trust                        N/A
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149. Edward N. Dayton Term Trust                      N/A
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150. Robert J. Dayton Term Trust                      N/A
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151. John W. Dayton Term Trust                        N/A
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

- -------------------------------------------------------------------------------
     NAME OF PARTNER                                  OCCUPATION
- -------------------------------------------------------------------------------
152. GBD Trust for BBD                                N/A
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153. GND 1936 Trust for WCD                           N/A
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154. GND 1950 Trust for WCD                           N/A
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155. GBD Trust for WCD                                N/A
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156. SDC 1986 Term Trust                              N/A
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157. SDC 1988 Term Trust                              N/A
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158. John D. Dovydenas Trust                          N/A
- -------------------------------------------------------------------------------
159. Liudas Dovydenas Tr. for John                    N/A
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160. Elena L. Dovydenas Trust                         N/A
- -------------------------------------------------------------------------------
161. Liudas Dovydenas Tr. for Elena                   N/A
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162. GND 1936 Trust for KND                           N/A
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163. GND 1950 Trust for KND                           N/A
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164. GBD Trust for KND                                N/A
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165. GND 1936 Trust for DJD                           N/A
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166. GND 1950 Trust for DJD                           N/A
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167. GBD Trust for DJD                                N/A
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168. DJD '68 Char. Trust for I&C                      N/A
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169. DJD '69 Char. Trust for I&C                      N/A
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170. DJD '68 Trust for A&D                            N/A
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171. DJD '69 Char. Trust for A&D                      N/A
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172. DJD '68 Char. Trust for BDC                      N/A
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173. DJD '69 Char. Trust for BCD                      N/A
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174. Okabena Investment Services, Inc.                N/A
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